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                                  EXHIBIT 99.1

                                SECOND AMENDMENT
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                                                                       CONFORMED

                         SECOND AMENDMENT TO AMENDED AND
                            RESTATED REVOLVING CREDIT
                             AND GUARANTY AGREEMENT

                  SECOND AMENDMENT, dated as of June 28, 1996 (the "Amendment"), to the AMENDED AND RESTATED REVOLVING CREDIT AND GUARANTY AGREEMENT, dated as of October 17, 1995, among THE CALDOR CORPORATION, a Delaware corporation (the "Borrower"), a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, the Guarantors named therein (the "Guarantors"), each a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code, CHEMICAL BANK, a New York banking corporation ("Chemical"), each of the other financial institutions party thereto (together with Chemical, the "Banks") and CHEMICAL BANK, as Agent for the Banks (in such capacity, the "Agent"):

                              W I T N E S S E T H:

                  WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to that certain Amended and Restated Revolving Credit and Guaranty Agreement, dated as of October 17, 1995 (as heretofore amended pursuant to the Amendment Letter Agreement dated April 24, 1996 and as the same may be further amended, modified or supplemented from time to time, the "Credit Agreement"); and

                  WHEREAS, the Borrower and the Guarantors have requested that from and after the Effective Date (as hereinafter defined) of this Amendment, the Credit Agreement be amended subject to and upon the terms and conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. As used herein, all terms that are defined in the Credit Agreement shall have the same meanings herein.

                  2.       The definitions of the following terms set forth in
Section 1.01 of the Credit Agreement are hereby amended as follows:

                           (a) The term "EBITDA" is hereby amended in its entirety to read as follows:

                                    "EBITDA" shall mean, for any period, all as
                  determined in accordance with GAAP, the consolidated net income (or net loss) of the Borrower and the Retail Guarantors for such period, PLUS (a) the sum of (i) depreciation expense,
                  (ii) amortization expense, (iii) other non-cash charges, (iv) provision for LIFO adjustment for Inventory valuation, (v) net total Federal, state and local income tax expense, (vi) gross interest expense for such period LESS gross interest income for such period, (vii) extraordinary losses, (viii) the non-
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                  cash portion, if any, of any non-recurring charge or
                  restructuring charge, (ix) the cumulative effect of any change in accounting principles and (x) "Chapter 11 expenses" (or "administrative costs reflecting Chapter 11 expenses") as shown on the Borrower's consolidated statement of income for such period LESS (b) extraordinary gains.

                           (b) The term "Interest Payment Date" is hereby amended by deleting the words "and the date on which any ABR Loans are refinanced with Eurodollar Loans pursuant to Section 2.12" appearing at the end of such definition.

                           (c) The term "Letter of Credit" is hereby amended by inserting the following at the end of the second sentence thereof:

                  "and shall include a standby Letter of Credit, in form and substance satisfactory to the Agent, issued in favor of Warren Feldberg pursuant to the terms of that certain Employment Agreement, dated as of April 15, 1996, as amended, between the Borrower and Warren Feldberg, which Employment Agreement was approved by an order of the Bankruptcy Court dated June 7, 1996."

                           (d) The term "Letter of Credit Fees" is hereby amended by inserting the words "and Trade Banker's Acceptances" immediately following the words "Letters of Credit" set forth therein.

                           (e) The term "Loan Documents" is hereby amended by inserting the words ", the Trade Banker's Acceptances" immediately following the words "the Borrowing Base Certificate" set forth therein.

                           (f) The term "Obligations" is hereby amended by inserting the words "or paid under Trade Banker's Acceptances" immediately following the words "drawn under Letters of Credit" set forth in clause (a) thereof.

                           (g) The term "Permitted Liens" is hereby amended by deleting clause (vi) appearing therein in its entirety and inserting in lieu thereof the following new clause (vi):

                           "(vi) Liens granted in favor of Fleet Bank, N.A. pursuant to the Fleet Post-Petition Loan Agreement"

                           (h) The term "Pledge Agreement" is hereby amended by deleting the cross-reference to "Section 4.01(f)" and inserting in lieu thereof "Section 4.01(e)".

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                           (i)      The term "Pre-Petition Payment" is hereby
         amended by inserting the following PROVISO at the end thereof:

                  ", and PROVIDED, FURTHER, that (i) payments made in connection with the refinancing of the pre-petition Indebtedness of the Borrower to Fleet Bank, N.A. as contemplated by the Fleet Post-Petition Loan Agreement, (ii) adequate protection payments made on account of the pre-petition Indebtedness of the Borrower to Fleet Bank, N.A. outstanding in the principal amount of $11,511,181.43 under the Fleet- Brockton Loan Agreement as provided for in that certain Stipulation and Order Authorizing The Caldor Corporation to Make Adequate Protection Payments to Fleet Bank, N.A. dated February 1, 1996 (such adequate protection payments to be in an amount equal to accrued post-petition interest on such principal amount calculated at the non-default rate provided for under the Fleet-Brockton Loan Agreement) and (iii) payments made on account of the principal of the Term Debt (A) from the net proceeds of Inventory sold in store closing sales permitted by
                  Section 6.12(iii) or (B) in conjunction with the making of payments in an aggregate amount in excess of $10,000,000 to vendors asserting reclamation rights to the extent such reclamation payments are permitted pursuant to Section 6.01(b), shall not constitute Pre-Petition Payments."

                           (j) The term "Security Agreement" is hereby amended by deleting the cross-reference to "Section 4.01(e)" and inserting in lieu thereof "Section 4.01(d)".

                           (k) The term "Tranche A Letter of Credit
         Outstandings" is hereby amended in its entirety to read as follows:

                           "Tranche A Letter of Credit Outstandings" shall mean,
                  at any time, the sum of (i) the aggregate stated amount of all Tranche A Letters of Credit and Trade Banker's Acceptances originated in connection therewith then outstanding plus (ii) all amounts theretofore drawn under Tranche A Letters of Credit or paid under Trade Banker's Acceptances originated in connection therewith and not then reimbursed.

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                           (l)      The term "Tranche B Letter of Credit
         Outstandings" is hereby amended in its entirety to read as follows:

                           "Tranche B Letter of Credit Outstandings" shall mean,
                  at any time, the sum of (i) the aggregate stated amount of all Tranche B Letters of Credit and Trade Banker's Acceptances originated in connection therewith then outstanding plus (ii) all amounts theretofore drawn under Tranche B Letters of Credit or paid under Trade Banker's Acceptances originated in connection therewith and not then reimbursed.

                  3. Section 1.01 of the Credit Agreement is hereby further amended by inserting the following new defined terms in appropriate alphabetical order:

                           "BA Disbursement" shall mean any payment of the face
                  amount of a Trade Banker's Acceptance made by a Fronting Bank to the holder thereof upon the maturity thereof.

                           "BA Documents" shall mean, with respect to any Trade
                  Banker's Acceptance, such documents and agreements as the Fronting Bank may reasonably require in connection with the creation of such Trade Banker's Acceptance.

                           "Fleet-Brockton Loan Agreement" shall mean
                  that certain Loan Agreement dated as of September 21, 1994 between Fleet Bank, N.A. and the Borrower.

                           "Fleet Post-Petition Loan Agreement" shall mean that
                  certain Amended and Restated Loan Agreement dated as of March 13, 1996 by and among the Borrower, Caldor-Silver Spring, L.L.C. and Fleet Bank, N.A., entered into in connection with the financing of the construction of the Borrower's new store location in Silver Spring, Maryland, which agreement was approved by the entry of an order of the Bankruptcy Court on March 13, 1996.

                           "Trade Banker's Acceptance" shall mean a bill of
                  exchange or draft denominated in dollars (a) originated by a Fronting Bank upon the presentation to the Fronting Bank of a time draft for payment under an import documentary Tranche A Letter of Credit or import documentary Tranche B Letter of Credit by a beneficiary thereof, (b) drawn (i) in the name of the beneficiary of the related import documentary Tranche A Letter of Credit or Tranche B

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                  Letter of Credit and (ii) in the ordinary course of the
                  Borrower's business and accepted by a Fronting Bank on the Fronting Bank's form of draft in effect from time to time, and
                  (c) for a term (subject to the provisions of Section 2.03(j)) of not less than 30 days or more than 120 days; each origination of a Trade Banker's Acceptance shall be in accordance with Sections 2.03(g) and (j).

                  4. The heading of Section 2.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 2.03. LETTERS OF CREDIT; TRADE
                  BANKER'S ACCEPTANCES."

                  5. Section 2.03(c) of the Credit Agreement is hereby amended by (x) inserting the phrase "and Trade Banker's Acceptances" immediately after the phrase "Letters of Credit" set forth therein and (y) inserting the phrase "and trade banker's acceptance transactions" at the end thereof.

                  6. Section 2.03(e) of the Credit Agreement is hereby amended by (x) inserting the parenthetical phrase "(or any Trade Banker's Acceptance originated in connection therewith)" immediately following the phrase "Tranche A Letter of Credit" and "Tranche B Letter of Credit" each time the same appears therein and (y) inserting the phrase "or Trade Banker's Acceptance" immediately following the phrase "in connection with a Letter of Credit" set forth in the last sentence thereof.

                  7. Section 2.03 of the Credit Agreement is hereby further amended by inserting the following new subsections (g), (h), (i) and
(j):

                           "(g) Promptly after it shall have ascertained that
                  any time draft and any accompanying documents presented under an import documentary Letter of Credit appear to be in conformity with the terms and conditions of such Letter of Credit the Fronting Bank shall accept such draft and thereby originate a Trade Banker's Acceptance. Upon the origination of such Trade Banker's Acceptance, such Letter of Credit shall be deemed for purposes of this Agreement to be no longer outstanding to the extent of the amount of such Trade Banker's Acceptance. The Fronting Bank may discount any Trade Banker's Acceptance at the request of a holder thereof and the amount received by the Fronting Bank upon discounting shall be solely for the account of the Fronting Bank.

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                           (h) On the stated maturity of each Trade Banker's
                  Acceptance (or if such stated maturity date falls on a day that is not a Business Day, on the next succeeding Business
                  Day) the Borrower shall either (x) pay to the Fronting Bank, not later than 1:00 p.m., New York City time, an amount equal to the face amount of such Trade Banker's Acceptance or (y)(1) effect the reimbursement of such Trade Banker's Acceptance through a Borrowing of a Tranche B Loan to the extent of the Unused Total Tranche B Commitment and, thereafter, if there is no Unused Total Tranche B Commitment, through a Borrowing of a Tranche A Loan, to be made on the date of such payment in an amount not less than the amount of such face amount and (2) hereby irrevocably directs the Agent to transfer a portion of such Borrowing in an amount equal to the amount of such face amount to the Fronting Bank in satisfaction of the Borrower's obligations under this paragraph, in each case, without satisfaction of the conditions precedent set forth in Sections
                  4.02 and 4.03, as the case may be, which Borrowing shall be effected without the need for a request therefor from the Borrower. In the event that, after the payment to the Fronting Bank of any such amount referred to above, the Fronting Bank shall not pay, and shall no longer be obligated to pay, such amount in respect of such Trade Banker's Acceptance, the Fronting Bank shall return to the Borrower any such unpaid amount, together with interest thereon accrued at the Federal Funds Effective Rate then in effect from and including the date such amount was paid by the Borrower to the Fronting Bank to but excluding the date such amount was repaid by the Fronting Bank to the Borrower.

                           (i) If the Fronting Bank has not received the payment
                  or reimbursement required by Section 2.03(h) by 1:00 p.m., New York City time, on the stated maturity date of any Trade Banker's Acceptance (or if such stated maturity date falls on a day that is not a Business Day, on the next succeeding Business Day), as provided in Section 2.03(h), the Fronting Bank will promptly notify the Agent

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                  of the related BA Disbursement and the Agent will promptly notify each Tranche A Bank or Tranche B Bank, as applicable, of such BA Disbursement and such Bank's Tranche A Commitment Percentage or Tranche B Commitment Percentage, as the case may be, of such BA Disbursement. Each Tranche A Bank or Tranche B Bank, as applicable, will pay to the Administrative Agent not later than 4:00 p.m., New York City time, on such date (or, if such Tranche A Bank or Tranche B Bank, as applicable, shall have received such notice later than 2:00 p.m., New York City time, on such date, not later than 10:00 a.m., New York City time, on the immediately following Business Day) an amount equal to such Tranche A Bank's or Tranche B Bank's, as applicable, pro rata share of such BA Disbursement (it being understood that such amount shall constitute an ABR Loan of such Bank) and the Agent will promptly pay such amount to the Fronting Bank. The Agent will promptly remit to each Tranche A Bank or Tranche B Bank, as applicable, its pro rata share of any amounts subsequently received by the Agent from the Borrower in respect of such BA Disbursement. If any Tranche A Bank or Tranche B Bank, as applicable, shall not have made its pro rata share of such BA Disbursement available to the Fronting Bank as provided above, such Tranche A Bank or Tranche B Bank, as applicable, agrees to pay interest on such amount, for each day from and including the date such amount is required to be paid in accordance with this subsection to but excluding the date an amount equal to such amount is paid to the Agent for prompt payment to the Fronting Bank at the Federal Funds Effective Rate for the first such day, and at the rate applicable to ABR Loans for each day thereafter.

                           (j) No Trade Banker's Acceptance shall be originated
                  with a stated maturity date later than the earlier of (A) the close of business on the Maturity Date and (B) the close of business on the date that is 120 days after the origination of such Trade Banker's Acceptance. Each Trade Banker's Acceptance shall comply with any related BA Documents and shall be executed on behalf of the beneficiary of an import documentary Letter of Credit, and presented to the Fronting Bank pursuant to

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                  such procedures as are provided for in any such BA Documents or otherwise provided or required by the Fronting Bank. If any Trade Banker's Acceptance shall be outstanding on the Termination Date, the Borrower shall, at or prior to the Termination Date, (i) cause all Trade Banker's Acceptances which expire after the Termination Date to be returned to the Fronting Bank undrawn and marked "cancelled" or (ii) if the Borrower is unable to do so in whole or in part, either (x) provide a "back-to-back" letter of credit to one or more Fronting Banks in a form satisfactory to such Fronting Bank and the Agent (in their sole discretion), issued by a bank satisfactory to such Fronting Bank and the Agent (in their sole discretion), in an amount equal to 105% of the then unpaid amount of all outstanding Trade Banker's Acceptances issued by such Fronting Banks and/or (y) deposit cash in the Cash Collateral Account in an amount equal to 105% of the then unpaid amount of all outstanding Trade Banker's Acceptances as collateral security for the Borrower's reimbursement obligations in connection therewith, such cash to be remitted to the Borrower upon the expiration, cancellation or other termination or satisfaction of such reimbursement obligations."

                  8. The heading of Section 2.05 of the Credit Agreement is hereby amended in its entirety to read as follows:

                       "SECTION 2.05. NATURE OF LETTER OF CREDIT OBLIGATIONS
                  AND TRADE BANKER'S ACCEPTANCE OBLIGATIONS ABSOLUTE."

                  9. Section 2.05 of the Credit Agreement is hereby amended by
(x) inserting the parenthetical phrase "(or payments made under any Trade Banker's Acceptance originated in connection therewith)" immediately following the phrases "any Tranche A Letter of Credit" and "any Tranche B Letter of Credit" set forth therein and (y) inserting the parenthetical phrase "(or Trade Banker's Acceptance)" immediately following the phrase "Letter of Credit" each time the same appears in subclauses (i), (ii), (iii) and (iv) thereof.

                  10. Section 2.10(a) of the Credit Agreement is hereby amended by inserting the phrase "or Trade Banker's Acceptance originated in connection therewith" immediately preceding the phrase "shall be outstanding" set forth at the end of the first sentence thereof.

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                  11.      Section 2.10 of the Credit Agreement is hereby
amended by inserting the following new clauses (c), (d), (e) and (f):

                  "(c) Notwithstanding anything to the contrary contained in
         Section 2.10(b), from and after the date on which (x) the Bankruptcy Court shall have entered an order satisfactory in form and substance to the Agent authorizing and directing the application by the Borrower of the net proceeds of Inventory sold in the store closing sales permitted by Section 6.12(iii) to the reduction of the principal of the Term Debt and (y) the Borrower shall have paid over to the Agent, for application to such reduction of the principal of the Term Debt, an amount (which shall be no less than $22,500,000) that is equal to 90% of the funds then maintained in the segregated interest-bearing account with the Agent established for the deposit of the proceeds of such Inventory sales, (i) the $50,000,000 permanent reduction of the Unused Total Tranche A Commitment that took effect on May 4, 1996 shall be rescinded and (ii) the permanent reduction of the Unused Total Tranche A Commitment that pursuant to Section 2.10(b) may take effect on October 5, 1996 shall be eliminated, with the effect that from and after such reduction of the Term Debt the Total Tranche A Commitment shall be $250,000,000, as the same may be reduced from time to time pursuant to Sections 2.10 or 2.13, as the case may be.

                  "(d) No later than September 30, 1996, the Borrower shall apply the net proceeds of such sales of Inventory in excess of the amount thereof theretofore paid to the Agent pursuant to Section 2.10(c) to the further reduction of the principal of the Term Debt (other than such amount, if any, the entitlement to which may then be in dispute under the terms of the Consulting and Agency Agreement, it being understood and agreed that the amount to which the Borrower is entitled shall be paid over to the Agent for such application promptly upon the resolution of such dispute).

                  "(e) On May 3, 1997, the Total Tranche A Commitment shall be automatically and permanently reduced in the principal amount of $50,000,000. At the time of such reduction, the Borrower shall pay to the Agent for the account of each Tranche A Bank the Commitment Fee accrued on the amount of the reduction in the Commitment of such Tranche A Bank through the date thereof. The reduction of the Total Tranche A Commitment pursuant to this clause (d) shall be applied pro rata to reduce the Tranche A Commitment of each Tranche A Bank.

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                  "(f) In the event that the order of the Bankruptcy Court that is referred to in Section 2.10(c) shall at any time be reversed, vacated or rescinded and the payments on account of the reduction of the Term Debt that were made pursuant to such order are required to be restored to the Borrower, then (x) the provisions of Section 2.10(c) shall be of no further force and effect, such that the Total Tranche A Commitment reductions described in Section 2.10(b) shall again be applicable, (y) the payments on account of the Term Debt that are required to be so restored to the Borrower shall be subject to the provisions of Section 2.13(b) and (z) the automatic reduction of the Total Tranche A Commitment provided for in Section 2.10(e) shall not occur (it being understood and agreed that at such time as such order is no longer subject to appeal, review, rehearing, reversal, vacation or rescission, the provisions of this Section 2.10(f) shall be of no further force and effect)."

                  12. Section 2.13(d) of the Credit Agreement is hereby amended by inserting the phrase "or unpaid Trade Banker's Acceptance originated in connection therewith" immediately following the phrase "if any Letter of Credit" set forth therein.

                  13. Section 2.17 of the Credit Agreement is hereby amended by inserting the phrase "or Trade Banker's Acceptance originated in connection therewith" immediately following the phrases "Tranche A Letters of Credit" and "Tranche B Letters of Credit" each time the same appears in the first sentence thereof.

                  14. Section 2.20(a) of the Credit Agreement is hereby amended by deleting the word "they" immediately following the phrase "on the date the Commitment Letter was executed to" and inserting in lieu thereof the word "the".

                  15. The heading of Section 2.21 of the Credit Agreement is hereby amended in its entirety to read as follows:

                           "SECTION 2.21. LETTER OF CREDIT AND BANKER'S
                  ACCEPTANCE FEES."

                  16. Section 2.21 of the Credit Agreement is hereby amended by
(x) inserting the phrase "or Trade Banker's Acceptance originated in connection therewith" immediately following the phrase "Letter of Credit" each time the same appears therein and (y) inserting the phrase "or the stated maturity of such Trade Banker's Acceptance" immediately preceding the phrase ", computed at a rate, and payable at times" set forth in the second sentence thereof.

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                  17. The introductory paragraph of Article III of the Credit
Agreement is hereby amended by inserting the phrase "and Trade Banker's Acceptances" immediately following the phrase "participate in Letters of Credit" set forth therein.

                  18. Section 3.09 of the Credit Agreement is hereby amended by inserting the phrase "or Trade Banker's Acceptances" immediately following the phrase "or the issuance of any Letter of Credit" set forth in the second sentence thereof.

                  19. The introductory paragraph of Article V of the Credit Agreement is hereby amended by inserting the phrase "or any Trade Banker's Acceptance" immediately following the phrase "or any Letter of Credit" set forth therein.

                  20. Section 5.01(c) of the Credit Agreement is hereby amended by inserting the designation "(i)" at the beginning of such Section, by deleting "(i)" appearing in the second line of such Section, and inserting the phrase "concurrently with any delivery of financial statements under (a) above commencing with the fiscal year ending February 1, 1997," immediately following the phrase "the provisions of Sections 6.04, 6.05 and 6.06 and (ii)" set forth therein.

                  21. Section 5.01(d) of the Credit Agreement is hereby amended by inserting the following parenthetical clause immediately following the words "within thirty days of the end of each fiscal month" appearing at the beginning of such Section:

         "(other than the first fiscal month of each fiscal year, as to which such time period shall be sixty days)"

                  22. Section 5.01(m) of the Credit Agreement is hereby amended by inserting the following words immediately preceding the words "as the Agent or any Bank may reasonably request" set forth therein:

         ", including, without limitation, periodic updates with respect to the expense reductions contemplated by the analysis delivered to the Agent and the Banks pursuant to Section 5.01(o),"

                  23. Section 5.01 of the Credit Agreement is hereby further amended by deleting the word "and" set forth at the end of clause (m) thereof, by deleting the period at the end of clause (n) and inserting in lieu thereof a semicolon and the word "and", and by inserting a new clause "(o)" to read as follows:

                  "(o) as soon as possible, and in any event not later than June 28, 1996, an analysis of the Borrower's anticipated reductions in general, selling and

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         administrative expenses for the following twelve month
         period, in detail reasonably satisfactory to the Agent."

                  24. Section 5.08 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  "SECTION 5.08. REVISED BUSINESS PLAN; 1997 BUSINESS PLAN. As soon as practicable, and in any event (i) not later than November 27, 1996, furnish to the Agent and the Banks the Borrower's revised five year business plan in form and detail reasonably satisfactory to the Agent, and thereafter, when available, all material modifications thereto and (ii) within 90 days after the end of the fiscal year ending February 1, 1997, furnish to the Agent and the Banks the Borrower's 1997 business plan in substantially the form of the Borrower's 1996 business plan heretofore furnished to the Agent and the Banks, and, in each case, make its senior officers available to discuss the same with the Agent and the Banks."

                  25. The introductory paragraph of Article VI of the Credit Agreement is hereby amended by inserting the phrase "or any Trade Banker's Acceptance" immediately following the phrase "or any Letter of Credit" set forth therein.

                  26. Section 6.03 of the Credit Agreement is hereby amended by deleting the word "and" immediately preceding clause (iv) therein and inserting in lieu thereof a comma, and by inserting the following new clause (v) at the end thereof:

                  "and (v) Indebtedness incurred pursuant to the Fleet Post-Petition Loan Agreement in an outstanding principal amount not in excess of $11,000,000 in the aggregate."

                  27. Section 6.04 of the Credit Agreement is hereby amended by
(w) deleting the amount "$58,000,000" set forth in clause (ii) thereof and inserting in lieu thereof the amount "$50,000,000", (x) deleting the word "or" immediately preceding clause (iii) thereof and inserting in lieu thereof a comma, (y) inserting the following new clause "(iv)" immediately after clause
(iii) thereof reading as follows:

                  "or (iv) $45,000,000 pursuant to Capitalized Leases during the period commencing at the beginning of the fiscal year ending February 1, 1997 and ending on the Maturity Date;"

and (z) inserting the following PROVISO at the end of the parenthetical phrase set forth at the end thereof:

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                  "and provided, further, that in determining the amount of
                  Capital Expenditures permitted under clauses (ii) and (iii) above, such calculation shall not include that portion of Capitalized Leases which is capitalized on the consolidated balance sheet of the Borrower and the Guarantors during such respective periods"

                  28. Section 6.06 of the Credit Agreement is hereby amended by deleting the table set forth therein in its entirety and inserting in lieu thereof the following table:

                                                     Inventory
                  Period Ending                        Amount
                  -------------                        ------
                  March 2, 1996                      $419,000,000
                  April 6, 1996                      $452,000,000
                  May 4, 1996                        $475,000,000
                  June 1, 1996                       $482,000,000
                  July 6, 1996                       $414,000,000
                  August 3, 1996                     $444,000,000
                  August 31, 1996                    $444,000,000
                  October 5, 1996                    $481,000,000
                  November 2, 1996                   $525,000,000
                  November 30, 1996                  $536,000,000
                  January 4, 1997                    $382,000,000
                  February 1, 1997                   $382,000,000
                  March 1, 1997                      $424,000,000
                  April 5, 1997                      $458,000,000
                  May 3, 1997                        $466,000,000
                  May 31, 1997                       $470,000,000
                  July 5, 1997                       $401,000,000
                  August 2, 1997                     $431,000,000
                  August 30, 1997                    $428,000,000
                  September 18, 1997                 $465,000,000

                  29. Article VI of the Credit Agreement is hereby amended by inserting the following new Section 6.14 immediately following
Section 6.13 thereof:

                  "SECTION 6.14. OPERATING LEASES. Permit the aggregate rentals payable by the Borrower and the Guarantors under leases of real property or equipment to which they are party (other than Capitalized Leases) to exceed $155,000,000 in any fiscal year."

                  30. Section 7.01(b) of the Credit Agreement is hereby amended by inserting the phrase "or Trade Banker's Acceptances" immediately following the phrase "or cash collateralization in respect of Letters of Credit" set forth in the parenthesis in clause (ii) thereof.

                  31. The concluding paragraph of Section 7.01 of the Credit Agreement is hereby amended by inserting the phrase "a Trade Banker's Acceptance originated in connection therewith" immediately following the phrase "105% of the then outstanding Letters of Credit" set forth in clause (iii) thereof.

                  32. Section 8.02(b) of the Credit Agreement is hereby amended by inserting the phrase "or Trade Banker's Acceptance" immediately following the phrase "and all unreimbursed Letters of Credit" set forth in the first sentence thereof.

                  33. Section 10.03(b) of the Credit Agreement is hereby amended by inserting the words "and PROVIDED, FURTHER, HOWEVER, that such minimum amounts shall not be applicable if the amount being assigned represents the entire Commitment of the assigning Bank" immediately following the "provided" clause set forth in clause (ii) thereof.

                  34. This Amendment shall not become effective until the date (the "Effective Date") on which (i) this Amendment shall have been executed by the Borrower, the Guarantors, each of the Tranche A Banks, and Tranche B Banks constituting the Required Tranche B Banks, and the Agent shall have received evidence satisfactory to it of such execution, (ii) the Borrower shall have paid to the Agent on behalf of the Tranche A Banks an amendment fee equal to $625,000 and (iii) the Bankruptcy Court shall have entered an order (in form and substance satisfactory to the Agent) approving the terms hereof, including, without limitation, the payment of the amendment fee provided for in clause (ii) above.

                  35. Except to the extent hereby amended, the Credit Agreement and each of the Loan Documents remain in full force and effect and are hereby ratified and affirmed.

                  36. The Borrower agrees that its obligations set forth in
Section 10.05 of the Credit Agreement shall extend to the preparation, execution and delivery of this Amendment, including the reasonable fees and disbursements of special counsel to the Agent.

                  37. This Amendment shall be limited precisely as written and shall not be deemed (a) to be a consent granted pursuant to, or a waiver or modification of, any other term or condition of the Credit Agreement or any of the instruments or agreements referred to therein or (b) to prejudice any right or rights which the Agent or the Banks may now have or have in the future under or in connection with the Credit Agreement or any of the instruments or agreements referred to therein. Whenever the Credit Agreement is referred to in the Credit Agreement or any of the instruments, agreements or other documents or papers executed or delivered in connection therewith, such reference shall be deemed to mean the Credit Agreement as modified by this Amendment.

                  38. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  39. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and the year first above written.

                                            THE CALDOR CORPORATION

                                            By:Bruce A. Caldwell
                                               -------------------------------
                                               Title: Vice President - Treasurer

                                            GUARANTORS:

                                            CALDOR, INC.-CT

                                            By:Bennett Gross
                                               -------------------------------
                                               Title:  Vice President

                                            CALDOR, INC.-NY

                                            By:Bennett Gross
                                               -------------------------------
                                               Title:  Vice President

                                            CAL LEASING, INC.

                                            By:Bennett Gross
                                               -------------------------------
                                               Title: Vice President

                                            LACDOR REALTY CORP.

                                            By:Bennett Gross
                                               -------------------------------
                                               Title:  Vice President

                                            CALFAX, INC.

                                            By:Bennett Gross
                                               --------------------------------
                                               Title:  Vice President

                                            TRI-STATE ADVERTISING AGENCY, INC.

                                            By:Bennett Gross
                                               --------------------------------
                                               Title:  Vice President

                                            PREMIER SERVICE PROGRAMS, INC.

                                            By:Bennett Gross
                                               --------------------------------
                                               Title:  Vice President

                                            CALDOR-SILVER SPRING, L.L.C.

                                            By:Bennett Gross
                                               --------------------------------
                                               Title:  Vice President,
                                                       The Caldor Corporation

                                            CAL SILVER SPRING, INC.

                                            By:Bennett Gross
                                               --------------------------------
                                               Title:  Vice President

TRANCHE A AND                               CHEMICAL BANK, INDIVIDUALLY
TRANCHE B                                            AND AS AGENT

                                            By:Agnes L. Levy
                                               Title:  Vice Pesident
                                               --------------------------------
                                            270 Park Avenue
                                            New York, New York 10017

TRANCHE A AND                               ABN AMRO BANK N.V., NEW YORK
TRANCHE B                                              BRANCH

                                            By:R.O. Drake
                                               --------------------------------
                                               Title:  Senior Vice President

                                            By:S.C. Wimpenny
                                               --------------------------------
                                               Title:  Authorized Signatory

                                            One EAB Plaza
                                            Uniondale, New York 11555

TRANCHE A AND                               BANK OF AMERICA NATIONAL TRUST
TRANCHE B                                     AND SAVINGS ASSOCIATION

                                            By:H.G. Wheelock
                                               --------------------------------
                                               Title:  Vice President

                                            335 Madison Avenue
                                            New York, New York 10017

TRANCHE B ONLY                              BANK OF HAWAII

                                            By:Patrick E. Green
                                               --------------------------------
                                               Title:  Vice President

                                            130 Merchant Street
                                            Honolulu, Hawaii 96183

TRANCHE A AND                               THE BANK OF NEW YORK
TRANCHE B

                                            By:Albert R. Taylor
                                               --------------------------------
                                               Title:  Vice President

                                            One Wall Street
                                            New York, New York 10286

TRANCHE A AND                               THE BANK OF NOVA SCOTIA
TRANCHE B

                                            By:D.N. Gillespie
                                               --------------------------------
                                               Title:  Assistant General Manager

                                            One Liberty Plaza
                                            New York, New York 10006

TRANCHE B ONLY                              BANKERS TRUST COMPANY

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            130 Liberty Street
                                            New York, New York 10006

TRANCHE A AND                               BANQUE PARIBAS
TRANCHE B

                                            By:Mary Finnegan
                                               --------------------------------
                                               Title:  Group Vice President

                                            By:Heather T. Zimmermann
                                               --------------------------------
                                               Title:  Assistant Vice President

                                            787 Seventh Avenue
                                            New York, New York 10019

TRANCHE A ONLY                              BHF-BANK AG (AKTIENGESELLSCHAFT)

                                            By:Paul Travers
                                               --------------------------------
                                               Title:  Vice President

                                            By:Evon Contos
                                               --------------------------------
                                               Title:  Vice President

                                            590 Madison Avenue
                                            New York, New York 10022

TRANCHE A AND                               CIBC, INC.
TRANCHE B

                                            By:Douglas J. Smith
                                               --------------------------------
                                               Title:  Vice President

                                            425 Lexington Avenue
                                            New York, New York 10017

TRANCHE A AND                               CREDIT LYONNAIS NEW YORK BRANCH
TRANCHE B

                                            By:Alan Sidrane
                                               --------------------------------
                                               Title:  First Vice President

                                            1301 Avenue of the Americas
                                            New York, New York 10019

TRANCHE A AND                               CREDIT LYONNAIS CAYMAN
TRANCHE B                                     ISLAND BRANCH

                                            By:Alan Sidrane
                                               --------------------------------
                                               Title:  Authorized Signature

                                            1301 Avenue of the Americas
                                            New York, New York 10019

TRANCHE B ONLY                              THE DAI-ICHI KANGYO BANK,
                                              LIMITED, NEW YORK BRANCH

                                            By:Ronald Wolinsky
                                               --------------------------------
                                               Title:  Vice President and
                                                             Group Leader

                                            1 World Trade Center, 48th Floor
                                            New York, New York 10048

TRANCHE B ONLY                              FIRST UNION CORPORATION

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            5 Research Drive  CUTF02
                                            Shelton, Connecticut 06484

TRANCHE B ONLY                              THE FIRST NATIONAL BANK OF
                                              CHICAGO

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            One First National Plaza
                                            Suite 0616
                                            Chicago, Illinois 60670

TRANCHE A AND                               FLEET BANK, N.A.
TRANCHE B

                                            By:R.A. Meringolo
                                               --------------------------------
                                               Title:  Senior Vice President

                                            40 Westminster Street
                                            RI OP TO5A
                                            Providence, Rhode Island 02901-0366

TRANCHE A AND                               THE FUJI BANK, LIMITED
TRANCHE B

                                            By:Teiji Teramoto
                                               --------------------------------
                                               Title:  Vice President

                                            Two World Trade Center
                                            New York, New York 10048

TRANCHE A ONLY                              IBJ SCHRODER BANK & TRUST COMPANY

                                            By:James M. Steffy
                                               --------------------------------
                                               Title:  Vice President

                                            1 State Street
                                            New York, New York 10004

TRANCHE B ONLY                              LEHMAN COMMERCIAL PAPER INC.

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            3 World Financial Center, 18th Floor
                                            New York, New York 10285

TRANCHE B ONLY                              THE LONG-TERM CREDIT BANK OF JAPAN,
                                              LIMITED, NEW YORK BRANCH

                                            By:Noboru Kubota
                                               --------------------------------
                                               Title:  Deputy General Manager

                                            165 Broadway, 49th Floor
                                            New York, New York 10006

TRANCHE A AND                               MORGAN GUARANTY TRUST COMPANY OF
TRANCHE B                                     NEW YORK

                                            By:Unn Boucher
                                               --------------------------------
                                               Title:  Vice President

                                            60 Wall Street
                                            New York, New York 10260

TRANCHE B ONLY                              THE NIPPON CREDIT BANK, LTD.

                                            By:Yoshihide Watanabe
                                               --------------------------------
                                               Title:  Vice President and
                                                                Manager

                                            245 Park Avenue, 30th Floor
                                            New York, New York 10187

TRANCHE B ONLY                              PRIME INCOME TRUST

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            c/o Dean Witter InterCapital Inc.
                                            2 World Trade Center, 72nd Floor
                                            New York, New York 10048

TRANCHE B ONLY                              SANWA BANK

                                            By:
                                               --------------------------------
                                               Name:
                                               Title:

                                            55 East 52nd Street
                                            New York, New York 10055

TRANCHE A AND                               UNION BANK
TRANCHE B

                                             By:James E. Hunt
                                               --------------------------------
                                                Title:  Vice President

                                            445 South Figueroa Street
                                            MC GO4-421
                                            Los Angeles, California 90071-1602

TRANCHE B ONLY                              THE YASUDA TRUST AND BANKING
                                              COMPANY, LTD.

                                            By:Makoto Tagawa
                                               --------------------------------
                                               Title:  Deputy General Manager

                                            666 Fifth Avenue, Suite 801
                                            New York, New York 10103